EPIEN MEDICAL, INC., EUGENE F. KLOECKNER 10225 YELLOW CIRCLE DRIVE, STE 105 MINNETONKA, MN 55343 **BORROWER'S NAME AND ADDRESS** "I", "me" and "my" means each borrower above, together and separately.	VOYAGER BANK 775 PRAIRIE CENTER DRIVE EDEN PRAIRIE, MN 55344 **LENDER'S NAME AND ADDRESS** "You" and "your" means the lender, its successors and assigns.	Loan Number 10042080 Date 10-28-2005 Maturity Date 10-01-2006 Loan Amount $ 1,000,000.00 Renewal Of

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I promise to pay you, at your address listed above, the PRINCIPAL sum of one million and no/100 Dollars $ 1,000,000.00

☐ **Single Advance:** I will receive all of the loan amount on ______. There will be no additional advances under this note.

☒ **Multiple Advance:** The loan amount shown above is the maximum amount I can borrow under this note. On 10-28-2005 I will receive $ ______ and future principal advances are permitted.

Conditions: The conditions for future advances are SUBJECT TO A COMMERCIAL LOAN AGREEMENT DATED OCTOBER 28, 2005

☒ **Open End Credit:** You and I agree that I may borrow up to the maximum amount more than one time. All other conditions of this note apply to this feature. This feature expires on 10-01-2006.

☐ **Closed End Credit:** You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from 10-28-2005 at the rate of 6.750 % per year until 10-28-2005.

☒ **Variable Rate:** This rate may then change as stated below.

☒ **Index Rate:** The future rate will be equal to the following index rate: the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks known as the Wall Street Journal Prime Rate. The result of this calculation will be rounded to the nearest 0.010

☐ **No Index:** The future rate will not be subject to any internal or external index. It will be entirely in your control.

☒ **Frequency and Timing:** The rate on this note may change as often as every day beginning 10-28-2005.

A change in the interest rate will take effect On the same day.

☐ **Limitations:** During the term of this loan, the applicable annual interest rate will not be more than ______ % or less than ______ %. The rate may not change more than ______ % each ______.

Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

☒ The amount of each scheduled payment will change. ☒ The amount of the final payment will change.

☐ ______.

ACCRUAL METHOD: You will calculate interest on a Actual/360 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

☒ on the same fixed or variable rate basis in effect before maturity (as indicated above).

☐ at a rate equal to ______.

☒ **LATE CHARGE:** If I make a payment more than 10 days after it is due, I agree to pay a late charge of 5.000% of the late amount.

☐ **ADDITIONAL CHARGES:** In addition to interest, I agree to pay the following charges which ☐ are ☐ are not included in the principal amount above: ______.

☐ **Authority:** The interest rate and other charges for this loan are authorized by ______.

PAYMENTS: I agree to pay this note as follows:

Monthly payments of accrued interest calculated on the amount of credit outstanding beginning on December 1, 2005 and principal due on October 1, 2006.

ADDITIONAL TERMS:

☐ **SECURITY:** This note is separately secured by (describe separate document by type and date):

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

PURPOSE: The purpose of this loan is WORKING CAPITAL.

SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today's date.

EPIEN MEDICAL, INC., EUGENE F. KLOECKNER

Signature for Lender

REGINALD DUPRE, PRESIDENT/CHAIRMAN

CARL P. HENNEN, VICE PRESIDENT

EUGENE F. KLOECKNER, INDIVIDUAL

DEFINITIONS: As used on page 1, "☒" means the terms that apply to this loan. "I," "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.

APPLICABLE LAW: Minnesota law controls this note. Any term of this note which violates Minnesota law is not effective, unless the law permits you and me to agree to a variation.

If any provision of this agreement is unenforceable, the rest of the agreement remains in force. I may not change this agreement without your express written consent. Time is of the essence in this agreement.

COMMISSIONS OR OTHER REMUNERATION: I understand and agree that any insurance premiums paid to insurance companies as part of this note will involve money retained by you or paid back to you as commissions or other remuneration.

In addition, I understand and agree that some other payments to third parties as part of this note may also involve money retained by you or paid back to you as commissions or other remuneration.

PAYMENTS: You will apply each payment I make on this note first to any amount I owe you for charges which are neither interest nor principal. You will apply the rest of each payment to any unpaid interest, and then to the unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note.

I may prepay all or part of this loan without penalty unless we agree to something different on this note. Any partial prepayment I make will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST: Interest accrues on the principal remaining unpaid from time to time, until paid in full. If you give me my loan money in more than one advance, each advance will start to earn interest only when I receive it.

The interest rate in effect on this note at any time will apply to all the money you advance at that time. Regardless of anything in this document that might imply otherwise, I will not pay and you will not charge a rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the credit you give me (before or after maturity).

If you send any erroneous notice of interest, we mutually agree to correct it. If you collect more interest than the law and this agreement allow, you agree to refund it to me.

INDEX RATE: The index will serve only as a device for setting the rate on this note. You do not guarantee by selecting this index, or the margin, that the rate on this note will be the same rate you charge on any other loans or class of loans to me or other borrowers.

ACCRUAL METHOD: You will calculate the amount of interest I will pay on this loan using the interest rate and accrual method on page 1 of this note. When calculating interest, you will use the accrual method to determine the number of days in a "year." If you do not state an accrual method, you may use any reasonable accrual method to calculate interest.

POST MATURITY RATE: In deciding when the "Post Maturity Rate" (on page 1) applies, "maturity" means: 1.) The date of the last scheduled payment indicated on page 1 of this note, or; 2.) The date you accelerate payment on the note, whichever is earlier.

SINGLE ADVANCE LOANS: If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph below.

MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed-end credit, I am not entitled to additional credit if I repay a part of the principal.

PAYMENTS BY LENDER: If you are authorized to pay, on my behalf, charges I am obligated to pay (such as property insurance premiums), then you may treat those payments made by you as advances and add them to the unpaid principal under this note. Or, you may demand immediate payment of the charges.

SET-OFF: You may set off any amount due and payable under this note against any right I have to receive money from you.

"Right to receive money from you" means:

(1) any deposit account balance I have with you;
(2) any money owed to me on an item presented to you or in your possession for collection or exchange; and
(3) any repurchase agreement or other nondeposit obligation.

"Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.

If someone who has not agreed to pay this note also owns my right to receive money from you, your set-off right will apply to my interest in the obligation, and to any other amounts I could withdraw on my sole request or endorsement.

Your set-off right does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against one of my accounts. I will assume the liability and relieve you of all responsibility for any such claim that occurs if you set off this debt against one of my accounts.

REAL ESTATE OR RESIDENCE SECURITY: If I am giving you any real estate or a residence that is personal property, as security for this note, I have signed a separate security agreement. Default and your remedies for default are determined by applicable law and by the security agreement. Default and your remedies may also be determined by the "Default" and "Remedies" paragraphs below, to the extent they are not prohibited by law or contrary to the security agreement.

DEFAULT: I will be in default if any of the following happen:

(1) I fail to make a payment on time or in the amount due;
(2) I fail to keep the property insured, if required;
(3) I fail to pay, or keep any promise, on any debt or agreement I have with you;
(4) any other creditors of mine try to collect any debt I owe them through court proceedings;
(5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due);
(6) I make any written statement or provide any financial information that is untrue or inaccurate when it was provided;
(7) I do or fail to do something which causes you to believe that you will have difficulty collecting the amount I owe you;
(8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority;
(9) I change my name or assume an additional name without first notifying you;
(10) I fail to plant, cultivate and harvest crops in due season;
(11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land, or to the conversion of wetlands to produce an agricultural commodity, as explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.

REMEDIES: If I am in default on this note, you have, but are not limited to, the following remedies:

(1) You may demand immediate payment of everything I owe under this note;
(2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "SET-OFF" paragraph;
(3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy;
(4) You may refuse to make advances to me or allow me to make credit purchases;
(5) You may use any remedy you have under state or federal law.

If you choose one of these remedies, you do not give up your right to use any other remedy later. By waiving your right to declare an event to be a default, you do not waive your right to later consider the event as a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY'S FEES: I will pay all costs of collection, replevin (an action for the recovery of property wrongfully taken or detained), or any other or similar type of cost if I am in default.

In addition, if you hire an attorney to collect this note, I will pay attorney's fees plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I will also pay the reasonable attorney's fees and costs you are charged to collect this debt as awarded by any court under the Bankruptcy Code's jurisdiction.

WAIVER: I give up my rights to require you to:

(1) demand payment of amounts due (presentment);
(2) obtain official certification of nonpayment (protest);
(3) give notice that amounts due have not been paid (notice of dishonor).

I waive any defenses I have based on suretyship or impairment of collateral.

OBLIGATIONS INDEPENDENT: I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement).

You may sue me alone, anyone else obligated on this note, or any number of us together, to collect this note. You may do so without any notice that it has not been paid (notice of dishonor).

You may, without notice, release any party to the agreement without releasing any other party.

If you give up any of your rights, with or without notice, it will not affect my duty to pay this note.

Any extension of new credit to any of us, or renewal of this note by all or less than all of us, will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) You may extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice. You may do this without affecting my liability for payment of the note.

I will not assign my obligation under this agreement without your prior written approval.

FINANCIAL INFORMATION: I will provide you, at your request, accurate, correct and complete financial statements or information you need.

NOTICE: Unless otherwise required by law, you will give any notice to me by delivering it or mailing it by first class mail to my last known address. My current address is on page 1. I will inform you in writing of any change in my address. I will give any notice to you by mailing it first class to your address stated on page 1 of this agreement, or to any other address you give me.

DATE OF TRANSACTION	PRINCIPAL ADVANCE	BORROWER'S INITIALS (not required)	PRINCIPAL PAYMENTS	PRINCIPAL BALANCE	INTEREST RATE	INTEREST PAYMENTS	INTEREST PAID THROUGH:
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	

DEBTOR NAME AND ADDRESS

EPIEN MEDICAL, INC.
10225 YELLOW CIRCLE DRIVE, STE 105
MINNETONKA, MN 55343

SECURED PARTY NAME AND ADDRESS

VOYAGER BANK
775 PRAIRIE CENTER DRIVE
EDEN PRAIRIE, MN 55344

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Type: ☐ individual ☐ partnership ☒ corporation ☐

State of organization/registration (if applicable) MN

☐ If checked, refer to addendum for additional Debtors and signatures.

COMMERCIAL SECURITY AGREEMENT

The date of this Commercial Security Agreement (Agreement) is 10-28-2005.

SECURED DEBTS. This Agreement will secure all sums advanced by Secured Party under the terms of this Agreement and the payment and performance of the following described Secured Debts that (check one) ☐ Debtor ☒ EPIEN MEDICAL, INC., EUGENE F. KLOECKNER (Borrower) owes to Secured Party:

☐ **Specific Debts.** The following debts and all extensions, renewals, refinancings, modifications, and replacements (describe):

☒ **All Debts.** All present and future debts, even if this Agreement is not referenced, the debts are also secured by other collateral, or the future debt is unrelated to or of a different type than the current debt. Nothing in this Agreement is a commitment to make future loans or advances.

SECURITY INTEREST. To secure the payment and performance of the Secured Debts, Debtor gives Secured Party a security interest in all of the Property described in this Agreement that Debtor owns or has sufficient rights in which to transfer an interest, now or in the future, wherever the Property is or will be located, and all proceeds and products of the Property. "Property" includes all parts, accessories, repairs, replacements, improvements, and accessions to the Property; any original evidence of title or ownership; and all obligations that support the payment or performance of the Property. "Proceeds" includes anything acquired upon the sale, lease, license, exchange, or other disposition of the Property; any rights and claims arising from the Property; and any collections and distributions on account of the Property. This Agreement remains in effect until terminated in writing, even if the Secured Debts are paid and Secured Party is no longer obligated to advance funds to Debtor or Borrower.

PROPERTY DESCRIPTION. The Property is described as follows:

☒ **Accounts and Other Rights to Payment:** All rights to payment, whether or not earned by performance, including, but not limited to, payment for property or services sold, leased, rented, licensed, or assigned. This includes any rights and interests (including all liens) which Debtor may have by law or agreement against any account debtor or obligor of Debtor.

☒ **Inventory:** All inventory held for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in Debtor's business.

☒ **Equipment:** All equipment including, but not limited to, machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and record keeping equipment, parts, and tools. The Property includes any equipment described in a list or schedule Debtor gives to Secured Party, but such a list is not necessary to create a valid security interest in all of Debtor's equipment.

☒ **Instruments and Chattel Paper:** All instruments, including negotiable instruments and promissory notes and any other writings or records that evidence the right to payment of a monetary obligation, and tangible and electronic chattel paper.

☒ **General Intangibles:** All general intangibles including, but not limited to, tax refunds, patents and applications for patents, copyrights, trademarks, trade secrets, goodwill, trade names, customer lists, permits and franchises, payment intangibles, computer programs and all supporting information provided in connection with a transaction relating to computer programs, and the right to use Debtor's name.

☒ **Documents:** All documents of title including, but not limited to, bills of lading, dock warrants and receipts, and warehouse receipts.

☐ **Farm Products and Supplies:** All farm products including, but not limited to, all poultry and livestock and their young, along with their produce, products, and replacements; all crops, annual or perennial, and all products of the crops; and all feed, seed, fertilizer, medicines, and other supplies used or produced in Debtor's farming operations.

☐ **Government Payments and Programs:** All payments, accounts, general intangibles, and benefits including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance and diversion payments, production flexibility contracts, and conservation reserve payments under any preexisting, current, or future federal or state government program.

☐ **Investment Property:** All investment property including, but not limited to, certificated securities, uncertificated securities, securities entitlements, securities accounts, commodity contracts, commodity accounts, and financial assets.

☐ **Deposit Accounts:** All deposit accounts including, but not limited to, demand, time, savings, passbook, and similar accounts.

☐ **Specific Property Description:** The Property includes, but is not limited by, the following (if required, provide real estate description):

USE OF PROPERTY. The Property will be used for ☐ personal ☒ business ☐ agricultural ☐ ______________ purposes.

SIGNATURES. Debtor agrees to the terms on pages 1 and 2 of this Agreement and acknowledges receipt of a copy of this Agreement.

DEBTOR	SECURED PARTY
EPIEN MEDICAL, INC.	VOYAGER BANK
REGINALD DUPRE PRESIDENT/CHAIRMAN	CARL P. HENNEN VICE PRESIDENT

GENERAL PROVISIONS. Each Debtor's obligations under this Agreement are independent of the obligations of any other Debtor. Secured Party may sue each Debtor individually or together with any other Debtor. Secured Party may release any part of the Property and Debtor will remain obligated under this Agreement. The duties and benefits of this Agreement will bind the successors and assigns of Debtor and Secured Party. No modification of this Agreement is effective unless made in writing and signed by Debtor and Secured Party. Whenever used, the plural includes the singular and the singular includes the plural. Time is of the essence.

APPLICABLE LAW. This Agreement is governed by the laws of the state in which Secured Party is located. In the event of a dispute, the exclusive forum, venue, and place of jurisdiction will be the state in which Secured Party is located, unless otherwise required by law. If any provision of this Agreement is unenforceable by law, the unenforceable provision will be severed and the remaining provisions will still be enforceable.

NAME AND LOCATION. Debtor's name indicated on page 1 is Debtor's exact legal name. If Debtor is an individual, Debtor's address is Debtor's principal residence. If Debtor is not an individual, Debtor's address is the location of Debtor's chief executive offices or sole place of business. If Debtor is an entity organized and registered under state law, Debtor has provided Debtor's state of registration on page 1. Debtor will provide verification of registration and location upon Secured Party's request. Debtor will provide Secured Party with at least 30 days notice prior to any change in Debtor's name, address, or state of organization or registration.

WARRANTIES AND REPRESENTATIONS. Debtor has the right, authority, and power to enter into this Agreement. The execution and delivery of this Agreement will not violate any agreement governing Debtor or Debtor's property, or to which Debtor is a party. Debtor makes the following warranties and representations which continue as long as this Agreement is in effect:

(1) Debtor is duly organized and validly existing in all jurisdictions in which Debtor does business;
(2) the execution and performance of the terms of this Agreement have been duly authorized, have received all necessary governmental approval, and will not violate any provision of law or order;
(3) other than previously disclosed to Secured Party, Debtor has not changed Debtor's name or principal place of business within the last 10 years and has not used any other trade or fictitious name; and
(4) Debtor does not and will not use any other name without Secured Party's prior written consent.

Debtor owns all of the Property, and Secured Party's claim to the Property is ahead of the claims of any other creditor, except as otherwise agreed and disclosed to Secured Party prior to any advance on the Secured Debts. The Property has not been used for any purpose that would violate any laws or subject the Property to forfeiture or seizure.

DUTIES TOWARD PROPERTY. Debtor will protect the Property and Secured Party's interest against any competing claim. Except as otherwise agreed, Debtor will keep the Property in Debtor's possession at the address indicated on page 1 of this Agreement. Debtor will keep the Property in good repair and use the Property only for purposes specified on page 1. Debtor will not use the Property in violation of any law and will pay all taxes and assessments levied or assessed against the Property.

Secured Party has the right of reasonable access to inspect the Property, including the right to require Debtor to assemble and make the Property available to Secured Party. Debtor will immediately notify Secured Party of any loss or damage to the Property. Debtor will prepare and keep books, records, and accounts about the Property and Debtor's business, to which Debtor will allow Secured Party reasonable access.

Debtor will not sell, offer to sell, license, lease, or otherwise transfer or encumber the Property without Secured Party's prior written consent. Any disposition of the Property will violate Secured Party's rights, unless the Property is inventory sold in the ordinary course of business at fair market value. If the Property includes chattel paper or instruments, either as original collateral or as proceeds of the Property, Debtor will record Secured Party's interest on the face of the chattel paper or instruments.

If the Property includes accounts, Debtor will not settle any account for less than the full value, dispose of the accounts by assignment, or make any material change in the terms of any account without Secured Party's prior written consent. Debtor will collect all accounts in the ordinary course of business, unless otherwise required by Secured Party. Debtor will keep the proceeds of the accounts, and any goods returned to Debtor, in trust for Secured Party and will not commingle the proceeds or returned goods with any of Debtor's other property. Secured Party has the right to require Debtor to pay Secured Party the full price on any returned items. Secured Party may require account debtors to make payments under the accounts directly to Secured Party. Debtor will deliver the accounts to Secured Party at Secured Party's request. Debtor will give Secured Party all statements, reports, certificates, lists of account debtors (showing names, addresses, and amounts owing), invoices applicable to each account, and any other data pertaining to the accounts as Secured Party requests.

If the Property includes farm products, Debtor will provide Secured Party with a list of the buyers, commission merchants, and selling agents to or through whom Debtor may sell the farm products. Debtor authorizes Secured Party to notify any additional parties regarding Secured Party's interest in Debtor's farm products, unless prohibited by law. Debtor agrees to plant, cultivate, and harvest crops in due season. Debtor will be in default if any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetland to produce or to make possible the production of an agricultural commodity, further explained in 7 CFR Part 1940, Subpart G, Exhibit M.

If Debtor pledges the Property to Secured Party (delivers the Property into the possession or control of Secured Party or a designated third party), Debtor will, upon receipt, deliver any proceeds and products of the Property to Secured Party. Debtor will provide Secured Party with any notices, documents, financial statements, reports, and other information relating to the Property Debtor receives as the owner of the Property.

PERFECTION OF SECURITY INTEREST. Debtor authorizes Secured Party to file a financing statement covering the Property. Debtor will comply with, facilitate, and otherwise assist Secured Party in connection with obtaining possession or control over the Property for purposes of perfecting Secured Party's interest under the Uniform Commercial Code.

INSURANCE. Debtor agrees to keep the Property insured against the risks reasonably associated with the Property until the Property is released from this Agreement. Debtor will maintain this insurance in the amounts Secured Party requires. Debtor may choose the insurance company, subject to Secured Party's approval, which will not be unreasonably withheld. Debtor will have the insurance provider name Secured Party as loss payee on the insurance policy. Debtor will give Secured Party and the insurance provider immediate notice of any loss. Secured Party may apply the insurance proceeds toward the Secured Debts. Secured Party may require additional security as a condition of permitting any insurance proceeds to be used to repair or replace the Property. If Secured Party acquires the Property in damaged condition, Debtor's rights to any insurance policies and proceeds will pass to Secured Party to the extent of the Secured Debts. Debtor will immediately notify Secured Party of the cancellation or termination of insurance. If Debtor fails to keep the Property insured, or fails to provide Secured Party with proof of insurance, Secured Party may obtain insurance to protect Secured Party's interest in the Property. The insurance may include coverages not originally required of Debtor, may be written by a company other than one Debtor would choose, and may be written at a higher rate than Debtor could obtain if Debtor purchased the insurance.

AUTHORITY TO PERFORM. Debtor authorizes Secured Party to do anything Secured Party deems reasonably necessary to protect the Property and Secured Party's interest in the Property. If Debtor fails to perform any of Debtor's duties under this Agreement, Secured Party is authorized, without notice to Debtor, to perform the duties or cause them to be performed. These authorizations include, but are not limited to, permission to pay for the repair, maintenance, and preservation of the Property and take any action to realize the value of the Property. Secured Party's authority to perform for Debtor does not create an obligation to perform, and Secured Party's failure to perform will not preclude Secured Party from exercising any other rights under the law or this Agreement.

If Secured Party performs for Debtor, Secured Party will use reasonable care. Reasonable care will not include any steps necessary to preserve rights against prior parties or any duty to take action in connection with the management of the Property.

If Secured Party comes into possession of the Property, Secured Party will preserve and protect the Property to the extent required by law. Secured Party's duty of care with respect to the Property will be satisfied if Secured Party exercises reasonable care in the safekeeping of the Property or in the selection of a third party in possession of the Property.

Secured Party may enforce the obligations of an account debtor or other person obligated on the Property. Secured Party may exercise Debtor's rights with respect to the account debtor's or other person's obligations to make payment or otherwise render performance to Debtor, and enforce any security interest that secures such obligations.

PURCHASE MONEY SECURITY INTEREST. If the Property includes items purchased with the Secured Debts, the Property purchased with the Secured Debts will remain subject to Secured Party's security interest until the Secured Debts are paid in full. Payments on any non-purchase money loan also secured by this Agreement will not be applied to the purchase money loan. Payments on the purchase money loan will be applied first to the non-purchase money portion of the loan, if any, and then to the purchase money portion in the order in which the purchase money Property was acquired. If the purchase money Property was acquired at the same time, payments will be applied in the order Secured Party selects. No security interest will be terminated by application of this formula.

DEFAULT. Debtor will be in default if:

(1) Debtor (or Borrower, if not the same) fails to make a payment in full when due;
(2) Debtor fails to perform any condition or keep any covenant on this or any debt or agreement Debtor has with Secured Party;
(3) a default occurs under the terms of any instrument or agreement evidencing or pertaining to the Secured Debts;
(4) anything else happens that either causes Secured Party to reasonably believe that Secured Party will have difficulty in collecting the Secured Debts or significantly impairs the value of the Property.

REMEDIES. After Debtor defaults, and after Secured Party gives any legally required notice and opportunity to cure the default, Secured Party may at Secured Party's option do any one or more of the following:

(1) make all or any part of the Secured Debts immediately due and accrue interest at the highest post-maturity interest rate;
(2) require Debtor to gather the Property and make it available to Secured Party in a reasonable fashion;
(3) enter upon Debtor's premises and take possession of all or any part of Debtor's property for purposes of preserving the Property or its value and use and operate Debtor's property to protect Secured Party's interest, all without payment or compensation to Debtor;
(4) use any remedy allowed by state or federal law, or provided in any agreement evidencing or pertaining to the Secured Debts.

If Secured Party repossesses the Property or enforces the obligations of an account debtor, Secured Party may keep or dispose of the Property as provided by law. Secured Party will apply the proceeds of any collection or disposition first to Secured Party's expenses of enforcement, which includes reasonable attorneys' fees and legal expenses to the extent not prohibited by law, and then to the Secured Debts. Debtor (or Borrower, if not the same) will be liable for the deficiency, if any.

By choosing any one or more of these remedies, Secured Party does not give up the right to use any other remedy. Secured Party does not waive a default by not using a remedy.

WAIVER. Debtor waives all claims for damages caused by Secured Party's acts or omissions where Secured Party acts in good faith.

NOTICE AND ADDITIONAL DOCUMENTS. Where notice is required, Debtor agrees that 10 days prior written notice will be reasonable notice to Debtor under the Uniform Commercial Code. Notice to one party is notice to all parties. Debtor agrees to sign, deliver, and file any additional documents and certifications Secured Party considers necessary to perfect, continue, or preserve Debtor's obligations under this Agreement and to confirm Secured Party's lien status on the Property.

AGREEMENT TO PROVIDE INSURANCE

DATE AND PARTIES. The date of this Agreement to Provide Insurance (Agreement) is 10-28-2005. The parties and their addresses are:

OWNER: EPIEN MEDICAL, INC.
10225 YELLOW CIRCLE DRIVE, STE 105
MINNETONKA, MN 55343

SECURED PARTY: VOYAGER BANK
775 PRAIRIE CENTER DRIVE
EDEN PRAIRIE, MN 55344

The pronouns "you" and "your" refer to the Secured Party. The pronouns "I," "me" and "my" refer to each person or entity signing this Agreement as Owner.

1. LOAN, LEASE, OR CONTRACT DESCRIPTION (Loan).
   A. Date: 10-28-2005
   B. Loan Number: 10042060
   C. Loan Amount: 1,000,000.00
   D. Additional Information:

2. AGREEMENT TO PROVIDE INSURANCE. As part of my Loan, I agree to do all of the following (in addition to any requirements specified in the Loan documents).
   A. I will insure the Property as listed and with the coverages shown in the COVERAGES section.
   B. I will have you named on the policy, with the status listed under the STATUS section.
   C. I will arrange for the insurance company to notify you that the policy is in effect and your status has been noted.
   D. I will pay for this insurance, including any fee for this endorsement.
   E. I will keep the insurance in effect until the Property is no longer subject to your security interest. (I understand that the Property may secure debts in addition to any listed in the LOAN DESCRIPTION section.)

3. DESCRIPTION OF PROPERTY. The Property subject to this Agreement is described as follows.

ALL ACCOUNTS AND OTHER RIGHTS TO PAYMENT, INVENTORY, EQUIPMENT AND GENERAL INTANGIBLES OF THE BORROWER, WHETHER NOW OWNED OR HEREAFTER ACQUIRED AND WHEREVER LOCATED

4. COVERAGES. I agree to insure the Property according to the following described risks, amount of coverage, and maximum deductible allowed.

☐ If checked, all coverages will be for the full replacement value of the Property.

Homeowner's Coverage. ☐ H.O. ☐ Other (Describe) ______
Insurable Value: Deductible:

Automobile Coverages. ☐ Fire ☐ Theft ☐ Collision ☐ Comprehensive ☐ Liability ☐ Other ______
Insurable Value: Deductible: Minimum limits:

Property Coverage. ☒ Fire ☒ Theft ☒ Collision ☒ Comprehensive ☒ Liability ☐ Other ______
Insurable Value: Deductible:

5. STATUS. Your status shall be listed on the insurance policy as follows.

☒ Lienholder ☐ Certificate Holder ☐ Additional Insured ☐ Mortgagee ☐ Other ______

California Real Property: Hazard insurance exceeding the replacement value of the improvements on the property is not required as a condition of this loan.

6. ADDITIONAL TERMS.

7. INSURANCE COMPANY. The insurance policy covering the Property and the insurance company issuing the policy are as follows.
   A. Policy Number: ______ Effective From ______ To ______.
   B. Insurance Company Name, Address, and Phone Number:

8. INSURANCE AGENCY AND AGENT. The insurance agency through which I have purchased, or intend to purchase, the required insurance is as follows.
   A. Agent Name: ______.
   B. Agency Name, Address, and Phone Number:

9. SIGNATURES.

SIGNATURES FOR OWNER(S) AND AUTHORIZATION TO INSURANCE AGENT AND COMPANY. By signing below, I agree to the terms contained in this Agreement and acknowledge receipt of a copy of this Agreement. I request the listed insurance company and agency to provide the indicated coverage and list you on the policy with the indicated status. I also request the insurance company or its authorized agent to immediately confirm that the policy is in effect by signing this form and forwarding a copy of the policy to you.

EPIEN MEDICAL, INC.

X ______ Date ______
REGINALD DUPRE, PRESIDENT/CHAIRMAN

X ______ Date ______

SIGNATURE FOR SECURED PARTY AND REQUEST FOR CONFIRMATION. Upon receipt of this Agreement, the insurance company or agency named above is requested to confirm the policy coverages shown above.

By X ______ Date ______
CARL P. HENNEN, VICE PRESIDENT

SIGNATURE FOR INSURANCE COMPANY AND CONFIRMATION. By signing below, Insurance Company confirms the existence of the insurance coverages agreed to be provided by our insured and that you will be notified not less than 10 days before cancellation.

______
Insurance Company

By X ______ Date ______

Please return to Secured Party at the address listed in the DATE AND PARTIES section.

COPY

LOAN AGREEMENT

This Loan Agreement (the "**Agreement**") is made this 28th day of October 2005 by and between EPIEN Medical, Inc., a Minnesota Corporation and Eugene F. Kloeckner, an Individual (the "**Borrower**") and Voyager Bank, a Minnesota banking corporation (the "**Lender**").

RECITALS:

The Lender has made one or more loans to the Borrower and may, in the future, make additional loans to the Borrower. All of such loans (including any extensions, renewals, modifications or amendments) are collectively referred to in this Agreement as the "**Credit Facility.**" All documents and instruments related to the Credit Facility (including, without limitation, all promissory notes, security agreements and guaranties) are collectively referred to in this Agreement as the "**Credit Documents.**"

AGREEMENT:

In consideration of the Credit Facility and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender agree as follows:

1. DEFINITIONS: For purposes of the Agreement, the following terms shall have the following meanings:

   1.1. "**Current Assets**" means the aggregate amount of assets of the Borrower, which in accordance with GAAP, may be properly classified as current assets, but excluding prepaid expenses and accounts receivable from employees and affiliates of the Borrower.

   1.2. "**Current Liabilities**" means all items which, in accordance with GAAP, may be properly classified as current liabilities, and shall include accounts payable to employees and affiliates of the Borrower.

   1.3. "**Debt**" means all items of indebtedness or liability which, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet as of the date on which Debt is to be determined, including any indebtedness owed to an affiliate of the Borrower, but excluding any indebtedness specifically subordinated to the Credit Facility.

   1.4. "**GAAP**" shall mean generally accepted accounting principles in the United States in effect from time to time.

   1.5. "**Lien**" shall mean any security interest, mortgage, pledge, lien, claim on property, charge, or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof, and the filing of or agreement to give any financial statement under the Uniform Commercial Code of any jurisdiction.

   1.6. "**Tangible Net Worth**" means, at the date of determination, the total of all assets appearing on a balance sheet of the Borrower, prepared in accordance with GAAP, deducting all proper reserves (including reserves for depreciation, obsolescence and amortization) minus all Debt. Tangible Net Worth shall exclude: (a) goodwill, trademarks, trade names, service marks, copyrights, patents, licenses, organization expenses and other similar intangibles; (b) all deferred charges or

unamortized debt discount; (c) any treasury stock; (d) securities that are not readily marketable; and (e) amounts due to the Borrower determined by the Lender to be an intangible asset.

1.7. "**Working Capital**" means the excess of Current Assets over Current Liabilities.

2. GENERAL REPRESENTATIONS, WARRANTS AND CONVENANTS: In addition to any representations, warranties and covenants in the Credit Documents, the Borrower represents, warrants and covenants to the Lender that:

2.1. The Borrower is a **Corporation** and an **Individual** and is duly organized and in good standing under the laws of the State of Minnesota.

2.2. All of the financial statements, certificates, and other information that the Borrower and any guarantor of the Credit Facility have furnished and will furnish to the Lender are and will be true, accurate and complete. There has not been any material adverse change in the Borrower's or any guarantor's financial condition since the dates of the last financial statements furnished to the Lender. There is no claim, litigation, proceeding, investigation, judgment or order that could involve the payment by the Borrower or any guarantor of $25,000 or more.

2.3. Without the Lender's prior written consent, the Borrower will not merge, consolidate, dissolve, liquidate, restructure, sell any substantial part of its property, or permit its existence to terminate or its business to be closed.

2.4. The Borrower and each guarantor that is not a natural person will keep accurate books and records of their respective finances, business and property in accordance with GAAP. During normal business hours, Lender's representatives may examine the Borrower's books, records and property, and discuss the same with any of Lender's representatives and employees and with any guarantor.

2.5. The Borrower and each guarantor shall promptly furnish the Lender with financial statements and other information that the Lender reasonably requests from time to time, all in form and substance acceptable to the Lender.

2.6. The Borrower and each guarantor have filed, and will file, all required tax returns when due, and have paid, and will continue to pay, all required state, federal and local taxes, fees and assessments when due.

2.7. The Borrower and each guarantor that is not a natural person has complied and will comply with all funding and other requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and all other applicable laws. The Borrower does not and will not have any liability under ERISA including, but not limited to, any existing or potential withdrawal liability from any employee benefit plan.

2.8. The Borrower will keep all of its property in good condition and will pay when due all rental, mortgage and other payments on such property.

2.9. The Borrower will maintain insurance on its business and property in such amounts and with such coverage as is reasonably acceptable to the Lender. At the Lender's request from time to time, the

Borrower will furnish the Lender with proof of such insurance in form and substance acceptable to the Lender.

2.10. The Borrower shall immediately notify the Lender if: (i) an event of default occurs under any of the Credit Documents, (ii) any litigation or other proceeding is commenced against the Borrower or any guarantor that could have a material adverse effect on the Borrower or any guarantor, or (iii) there is a material change in the Borrower's management.

3. REPORTING COVENANTS: At all times during which any Credit Facility is outstanding or committed, the Borrower shall deliver to the Lender:

3.1. ☒ ANNUAL FINANCIAL STATEMENTS: Within 120 days after the end of each fiscal year of the Borrower, the Borrower's annual Audited financial statements for such year prepared by independent certified public accountants acceptable to the Lender. Within 120 days after the end of each fiscal year of the any guarantor of the Credit Facility that is not a natural person, such guarantor's annual Audited financial statements for such year prepared by independent certified public accountants acceptable to the Lender.

3.2. ☒ ANNUAL TAX RETURNS: Within 15 days after filing, Eugene F. Kloeckner shall provide to the Lender complete copies of their respective federal income tax returns, including all schedules and K-1 statements. If an extension of time for filing has been filed, a copy of such filing shall be provided to the Lender.

3.3. ☐ INTERIM FINANCIAL STATEMENTS: Within __________ days after the end of each ___________, the Borrower's interim financial statements for such ____________.

3.4. ☐ OTHER REPORTS: Within _____________ days after the end of each ________, the following information about the Borrower as of the end of such ____________ certified by an officer of the Borrower: ☐ Borrowing Base Certificate; ☐ Aging of Accounts Receivable; ☐ Aging of Accounts Payable; ☐ Covenant Compliance Certificate

3.5. ☒ PERSONAL FINANCIAL INFORMATION: At least once every 12 months and as otherwise required by the Lender, the current personal financial statement of Eugene F. Kloeckner, in a form acceptable to the Lender.

3.6. ☒ Within 10 days of the Lender's request thereof, such other information about the financial condition, business or property of the Borrower as the Lender may from time to time request.

4. FINANCIAL COVENANTS: At all times during which any Credit Facility is outstanding or committed:

4.1. ☐ TANGIBLE NET WORTH: The Borrower shall maintain at the end of each month its Tangible Net Worth at not less than $0.00.

4.2. ☐ DEBT TO TANGIBLE NET WORTH: At the end of each month the Borrower's Debt to Tangible Net Worth ratio will not exceed Number to 1.

4.3. ☐ CURRENT RATIO: At the end of each month, the Borrower will maintain a ratio of Current Assets to Current Liabilities of not less than Number to 1.

4.4. ☐ WORKING CAPITAL: At the end of each month, the Borrower will maintain Working Capital of not less than $0.00.

4.5. ☐ PROFITABILITY: The Borrower shall earn a pre-tax net profit (excluding the amount of any extraordinary gain) of at least $0.00 for its fiscal year ending .

4.6. ☐ CAPTIAL EXPENDITURES: The Borrower will not make capital expenditures in excess of $0.00 in the aggregate during any fiscal year without the Lender's prior written consent.

4.7. ☐ DEBT SERVICE COVERAGE: The borrower will maintain a debt service coverage ratio of not less than 0 time to 1, calculated as (Net Income before Taxes + Interest Expense + Depreciation – Distributions and Dividends) to (Total Principal plus Interest Payments). This ratio is to be calculated based on each year's annual financial statements.

4.8. OTHER: ☐ ☐

5. OTHER COVENANTS:

5.1. ☐ DEPOSITORY RELATIONSHIP. The Borrower shall maintain its primary depository account relationship with the Lender.

5.2. ☐ NO ACQUISITIONS. The Borrower shall not purchase or acquire all or substantially all of the assets or ownership interest of any entity, without the prior written consent of the Lender.

5.3. ☐ DIVIDENDS AND DISTRIBUTIONS. The Borrower shall not declare or pay any dividends or distributions upon its shares of stock, membership interests or partnership interests now or hereafter outstanding or make any distribution of assets to its owners as such, whether in cash, property or securities *[except dividends or distributions in an amount less than or equal to the combined federal, state and local income tax liability of the owners of the Borrower resulting from such owners' ownership interest in the Borrower]*.

5.4. ☐ OTHER LIENS. The Borrower will not create, incur, assume, or suffer to exist, any Lien upon any of its other property and assets except:

5.4.1. Liens in favor of the Lender;

5.4.2. Liens or charges for current taxes, assessments, or other governmental charges that are not delinquent or that remain payable without penalty, or the validity of which are contested in good faith by appropriate proceedings, provided the Borrower shall have set aside on its books and shall maintain adequate reserves for payment in conformity with GAAP;

5.4.3. Liens, deposits, or pledges made to secure statutory obligations, surety, or appeal bonds, or bonds for the release of attachments or for stay of execution, or to secure the performance of bids, tenders, contracts (other than for the payment of borrowed money), leases, or for purposes of like general nature in the ordinary course of the Borrower's business; and

5.4.4. Purchase money security interests for property hereafter acquired, conditional sale agreements, or other title retention agreements, with respect to property hereafter acquired; provided, however, that no such security interest or agreement shall extend to any property other than the property acquired.

5.5. ☐ OTHER INDEBTEDNESS. The Borrower shall not create, incur, assume, permit to exist or otherwise become or be liable for of any Debt except:

5.5.1. The Debt created by the Credit Facility;

5.5.2. Trade debt incurred in the ordinary course of business and outstanding less than _____ days after the same has become due and payable or that is being contested in good faith, provided provision is made to the satisfaction of the Lender for the eventual payment thereof in the event it is found that such contested trade debt is payable by the Borrower;

5.5.3. Indebtedness secured by Liens permitted under this Agreement;

5.5.4. Debt specifically subordinated to the indebtedness created by the Credit Facility; and

5.5.5. ____

5.6. ☐ OWNERSHIP. ________________________ shall at all times own ___% or more of the outstanding ownership interest in the Borrower.

5.7. ☐ MANAGEMENT. ____________________ shall at all times serve as the ____________________ of the Borrower.

5.8. ☐ MAXIMUM AMOUT OF CREDIT FACILITY. The Borrower shall at no time permit the outstanding amount of the Credit Facility (with the exception of ____________________________) to exceed the sum of ____% of Eligible Accounts Receivable plus ____% of Eligible Inventory.

For purposes of this section, "Eligible Accounts Receivable" shall mean accounts receivable of the Borrower excluding: (i) any account receivable which is not paid in full within ninety (90) days; (ii) any account receivable owed to the Borrower by any officer, director or shareholder of the Borrower or any entity wholly or partly owned or controlled, directly or indirectly, by the Borrower or any officer, director or shareholder of the Borrower; (iii) any account receivable owed by any person or entity with its residence or primary place of business located outside of the United States of America; (iv) any account receivable owed by an person or entity as to whom a petition in bankruptcy or other application for relief is filed under any bankruptcy, reorganization, receivership, moratorium, insolvency or similar law; (v) any account receivable owed by any person if 10% or more of the accounts receivable owed by such person to the Borrower are considered ineligible; (vi) any account receivable as to which the account debtor or other obligor disputes liability or makes any claim; (vii) any contra account; and (viii) any account receivable in which the Lender does not have a perfected security interest constituting a first lien.

For purposes of this section, "Eligible Inventory" shall mean the lesser of the cost or fair market value of inventory of the Borrower computed on a first-in, first-out basis in accordance with GAAP

excluding: (i) any inventory which does not constitute finished goods; (ii) any inventory which does not meet all then current standards imposed by any governmental agency; (iii) any inventory which is obsolete or which is not usable by the Borrower in the normal course of its business; (iv) any inventory which is on consignment to or from any other person, or which has been sold or otherwise delivered, transferred or conveyed to any other person, or which is subject to any bailment or lease; (v) any inventory which is not held for sale by the Borrower in the normal course of its business, or which is not saleable by the Borrower in the normal course of its business; and (vi) any inventory in which the Lender does not have a perfected security interest constituting a first lien.

6. DEFAULT: If the Borrower fails to comply with any provision of this Agreement, such failure shall constitute an event of default under the Credit Documents including, without limitation, all promissory notes in favor of the Lender.

7. EXPENSES: The Borrower agrees to pay all of the Lender's fees, costs and expenses in connection with the preparation, execution, interpretation, amendment and enforcement of the Credit Documents and the Credit Facility, including but not limited to audit and appraisal fees and expenses, fees and expenses of environmental firms, and reasonable attorney's fees, expenses and court costs.

8. ASSIGNMENT: The Lender may grant participations and assign any of its rights and remedies in connection with the Credit Documents and the Credit Facility. This Agreement binds and benefits the Lender and the Borrower and their respective representatives, successors and assigns, except that the Borrower may not assign any of its rights or obligations under this Agreement without the Lender's prior written consent which consent may be withheld in the Lender's sole discretion, and any assignment in violation of this provision shall be null and void.

9. MISCELLANEOUS: If the Borrower consists of two or more parties, all such parties shall be jointly and severally liable to the Lender under this Loan Agreement. No provision of this Loan Agreement may be amended or modified in any way, except in writing signed by the Borrower and Lender. If any provision of the Credit Documents is illegal, invalid or unenforceable, all other provisions of the Credit Documents will continue to be legal, valid and enforceable in all respects. Minnesota law governs this Agreement.

EPIEN Medical, Inc., Eugene F. Kloeckner

____

Reginald Dupre, President / Chairman

____

Eugene F. Kloeckner, Individual

VOYAGER BANK

____

Carl Hennen, Senior Vice President

CORPORATE AUTHORIZATION RESOLUT[ION]

VOYAGER BANK
775 PRAIRIE CENTER DRIVE
EDEN PRAIRIE, MN 55344

Referred to in this document as "Financial Institution"

By: EPIEN MEDICAL, INC.
10225 YELLOW CIRCLE DRIVE, STE 105
MINNETONKA, MN 55343

Referred to in this document as "Corporation"

COPY

I, ______________________, certify that I am Secretary (clerk) of the above named corporation organized under the laws of Minnesota, Federal Employer I.D. Number 41-1710238, engaged in business under the trade name of EPIEN MEDICAL, INC., and that the resolutions on this document are a correct copy of the resolutions adopted at a meeting of the Board of Directors of the Corporation duly and properly called and held on ______________________ (date). These resolutions appear in the minutes of this meeting and have not been rescinded or modified.

AGENTS Any Agent listed below, subject to any written limitations, is authorized to exercise the powers granted as indicated below:

	Name and Title or Position	Signature	Facsimile Signature (if used)
A.	REGINALD DUPRE, PRESIDENT/CHAIRMAN	X	X
B.		X	X
C.		X	X
D.		X	X
E.		X	X
F.		X	X

POWERS GRANTED (Attach one or more Agents to each power by placing the letter corresponding to their name in the area before each power. Following each power indicate the number of Agent signatures required to exercise the power.)

Indicate A, B, C, D, E, and/or F	Description of Power	Indicate number of signatures required
______	(1) Exercise all of the powers listed in this resolution.	______
______	(2) Open any deposit or share account(s) in the name of the Corporation.	______
______	(3) Endorse checks and orders for the payment of money or otherwise withdraw or transfer funds on deposit with this Financial Institution.	______
______	(4) Borrow money on behalf and in the name of the Corporation, sign, execute and deliver promissory notes or other evidences of indebtedness.	______
______	(5) Endorse, assign, transfer, mortgage or pledge bills receivable, warehouse receipts, bills of lading, stocks, bonds, real estate or other property now owned or hereafter owned or acquired by the Corporation as security for sums borrowed, and to discount the same, unconditionally guarantee payment of all bills received, negotiated or discounted and to waive demand, presentment, protest, notice of protest and notice of non-payment.	______
______	(6) Enter into a written lease for the purpose of renting, maintaining, accessing and terminating a Safe Deposit Box in this Financial Institution.	______
______	(7) Other ______________________	______

LIMITATIONS ON POWERS The following are the Corporation's express limitations on the powers granted under this resolution.

EFFECT ON PREVIOUS RESOLUTIONS This resolution supersedes resolution dated ____________. If not completed, all resolutions remain in effect.

CERTIFICATION OF AUTHORITY
I further certify that the Board of Directors of the Corporation has, and at the time of adoption of this resolution had, full power and lawful authority to adopt the resolutions on page 2 and to confer the powers granted above to the persons named who have full power and lawful authority to exercise the same. (Apply seal below where appropriate.)

☐ If checked, the Corporation is a non-profit corporation.

In Witness Whereof, I have subscribed my name to this document and affixed the seal of the Corporation on 10-28-2005 (date).

______________________ Attest by One Other Officer

______________________ Secretary

RESOLUTIONS

The Corporation named on this resolution resolves that,

(1) The Financial Institution is designated as a depository for the funds of the Corporation and to provide other financial accommodations indicated in this resolution.

(2) This resolution shall continue to have effect until express written notice of its rescission or modification has been received and recorded by the Financial Institution. Any and all prior resolutions adopted by the Board of Directors of the Corporation and certified to the Financial Institution as governing the operation of this corporation's account(s), are in full force and effect, until the Financial Institution receives and acknowledges an express written notice of its revocation, modification, or replacement. Any revocation, modification or replacement of a resolution must be accompanied by documentation, satisfactory to the Financial Institution, establishing the authority for the changes.

(3) The signature of an Agent on this resolution is conclusive evidence of their authority to act on behalf of the Corporation. Any Agent, so long as they act in a representative capacity as an Agent of the Corporation, is authorized to make any and all other contracts, agreements, stipulations and orders which they may deem advisable for the effective exercise of the powers indicated on page one, from time to time with the Financial Institution, subject to any restrictions on this resolution or otherwise agreed to in writing.

(4) All transactions, if any, with respect to any deposits, withdrawals, rediscounts and borrowings by or on behalf of the Corporation with the Financial Institution prior to the adoption of this resolution are hereby ratified, approved and confirmed.

(5) The Corporation agrees to the terms and conditions of any account agreement, properly opened by any Agent of the Corporation. The Corporation authorizes the Financial Institution, at any time, to charge the Corporation for all checks, drafts, or other orders, for the payment of money, that are drawn on the Financial Institution, so long as they contain the required number of signatures for this purpose.

(6) The Corporation acknowledges and agrees that the Financial Institution may furnish at its discretion automated access devices to Agents of the Corporation to facilitate those powers authorized by this resolution or other resolutions in effect at the time of issuance. The term "automated access device" includes, but is not limited to, credit cards, automated teller machines (ATM), and debit cards.

(7) The Corporation acknowledges and agrees that the Financial Institution may rely on alternative signature and verification codes issued to or obtained from the Agent named on this resolution. The term "alternative signature and verification codes" includes, but is not limited to, facsimile signatures on file with the Financial Institution, personal identification numbers (PIN), and digital signatures. If a facsimile signature specimen has been provided on this resolution, (or that are filed separately by the Corporation with the Financial Institution from time to time) the Financial Institution is authorized to treat the facsimile signature as the signature of the Agent(s) regardless of by whom or by what means the facsimile signature may have been affixed so long as it resembles the facsimile signature specimen on file. The Corporation authorizes each Agent to have custody of the Corporation's private key used to create a digital signature and to request issuance of a certificate listing the corresponding public key. The Financial Institution shall have no responsibility or liability for unauthorized use of alternative signature and verification codes unless otherwise agreed in writing.

Pennsylvania. The designation of an Agent does not create a power of attorney; therefore, Agents are not subject to the provisions of 20 Pa.C.S.A. Section 5601 et seq. (Chapter 56; Decedents, Estates and Fiduciaries Code) unless the agency was created by a separate power of attorney. Any provision that assigns Financial Institution rights to act on behalf of any person or entity is not subject to the provisions of 20 Pa.C.S.A. Section 5601 et seq. (Chapter 56; Decedents, Estates and Fiduciaries Code).

FOR FINANCIAL INSTITUTION USE ONLY

Acknowledged and received on _______________ (date) by _______ (initials) ☐ This resolution is superseded by resolution dated _____________ .

Comments:

DEBTOR NAME AND ADDRESS	SECURED PARTY NAME AND ADDRESS
EPIEN MEDICAL, INC. 10225 YELLOW CIRCLE DRIVE, STE 105 MINNETONKA, MN 55343	VOYAGER BANK 775 PRAIRIE CENTER DRIVE EDEN PRAIRIE, MN 55344
Type: ☐ individual ☐ partnership ☒ corporation ☐ ____________ State of organization/registration (if applicable) MN ☐ If checked, refer to addendum for additional Debtors and signatures.	

COMMERCIAL SECURITY AGREEMENT

The date of this Commercial Security Agreement (Agreement) is 10-28-2005

SECURED DEBTS. This Agreement will secure all sums advanced by Secured Party under the terms of this Agreement and the payment and performance of the following described Secured Debts that (check one) ☐ Debtor ☒ EPIEN MEDICAL, INC., EUGENE F. KLOECKNER ____________ (Borrower) owes to Secured Party:

☐ **Specific Debts.** The following debts and all extensions, renewals, refinancings, modifications, and replacements (describe):

☒ **All Debts.** All present and future debts, even if this Agreement is not referenced, the debts are also secured by other collateral, or the future debt is unrelated to or of a different type than the current debt. Nothing in this Agreement is a commitment to make future loans or advances.

SECURITY INTEREST. To secure the payment and performance of the Secured Debts, Debtor gives Secured Party a security interest in all of the Property described in this Agreement that Debtor owns or has sufficient rights in which to transfer an interest, now or in the future, wherever the Property is or will be located, and all proceeds and products of the Property. "Property" includes all parts, accessories, repairs, replacements, improvements, and accessions to the Property; any original evidence of title or ownership; and all obligations that support the payment or performance of the Property. "Proceeds" includes anything acquired upon the sale, lease, license, exchange, or other disposition of the Property; any rights and claims arising from the Property; and any collections and distributions on account of the Property. This Agreement remains in effect until terminated in writing, even if the Secured Debts are paid and Secured Party is no longer obligated to advance funds to Debtor or Borrower.

PROPERTY DESCRIPTION. The Property is described as follows:

☒ **Accounts and Other Rights to Payment:** All rights to payment, whether or not earned by performance, including, but not limited to, payment for property or services sold, leased, rented, licensed, or assigned. This includes any rights and interests (including all liens) which Debtor may have by law or agreement against any account debtor or obligor of Debtor.

☒ **Inventory:** All inventory held for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in Debtor's business.

☒ **Equipment:** All equipment including, but not limited to, machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and record keeping equipment, parts, and tools. The Property includes any equipment described in a list or schedule Debtor gives to Secured Party, but such a list is not necessary to create a valid security interest in all of Debtor's equipment.

☒ **Instruments and Chattel Paper:** All instruments, including negotiable instruments and promissory notes and any other writings or records that evidence the right to payment of a monetary obligation, and tangible and electronic chattel paper.

☒ **General Intangibles:** All general intangibles including, but not limited to, tax refunds, patents and applications for patents, copyrights, trademarks, trade secrets, goodwill, trade names, customer lists, permits and franchises, payment intangibles, computer programs and all supporting information provided in connection with a transaction relating to computer programs, and the right to use Debtor's name.

☒ **Documents:** All documents of title including, but not limited to, bills of lading, dock warrants and receipts, and warehouse receipts.

☐ **Farm Products and Supplies:** All farm products including, but not limited to, all poultry and livestock and their young, along with their produce, products, and replacements; all crops, annual or perennial, and all products of the crops; and all feed, seed, fertilizer, medicines, and other supplies used or produced in Debtor's farming operations.

☐ **Government Payments and Programs:** All payments, accounts, general intangibles, and benefits including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance and diversion payments, production flexibility contracts, and conservation reserve payments under any preexisting, current, or future federal or state government program.

☐ **Investment Property:** All investment property including, but not limited to, certificated securities, uncertificated securities, securities entitlements, securities accounts, commodity contracts, commodity accounts, and financial assets.

☐ **Deposit Accounts:** All deposit accounts including, but not limited to, demand, time, savings, passbook, and similar accounts.

☐ **Specific Property Description:** The Property includes, but is not limited by, the following (if required, provide real estate description):

USE OF PROPERTY. The Property will be used for ☐ personal ☒ business ☐ agricultural ☐ ____________ purposes.

SIGNATURES. Debtor agrees to the terms on pages 1 and 2 of this Agreement and acknowledges receipt of a copy of this Agreement.

DEBTOR	SECURED PARTY
EPIEN MEDICAL, INC.	VOYAGER BANK
[signature]	[signature]
REGINALD DUPRE PRESIDENT/CHAIRMAN	CARL P. HENNEN VICE PRESIDENT
____________	

GENERAL PROVISIONS. Each Debtor's obligations under this Agreement are independent of the obligations of any other Debtor. Secured Party may sue each Debtor individually or together with any other Debtor. Secured Party may release any part of the Property and Debtor will remain obligated under this Agreement. The duties and benefits of this Agreement will bind the successors and assigns of Debtor and Secured Party. No modification of this Agreement is effective unless made in writing and signed by Debtor and Secured Party. Whenever used, the plural includes the singular and the singular includes the plural. Time is of the essence.

APPLICABLE LAW. This Agreement is governed by the laws of the state in which Secured Party is located. In the event of a dispute, the exclusive forum, venue, and place of jurisdiction will be the state in which Secured Party is located, unless otherwise required by law. If any provision of this Agreement is unenforceable by law, the unenforceable provision will be severed and the remaining provisions will still be enforceable.

NAME AND LOCATION. Debtor's name indicated on page 1 is Debtor's exact legal name. If Debtor is an individual, Debtor's address is Debtor's principal residence. If Debtor is not an individual, Debtor's address is the location of Debtor's chief executive offices or sole place of business. If Debtor is an entity organized and registered under state law, Debtor has provided Debtor's state of registration on page 1. Debtor will provide verification of registration and location upon Secured Party's request. Debtor will provide Secured Party with at least 30 days notice prior to any change in Debtor's name, address, or state of organization or registration.

WARRANTIES AND REPRESENTATIONS. Debtor has the right, authority, and power to enter into this Agreement. The execution and delivery of this Agreement will not violate any agreement governing Debtor or Debtor's property, or to which Debtor is a party. Debtor makes the following warranties and representations which continue as long as this Agreement is in effect:

(1) Debtor is duly organized and validly existing in all jurisdictions in which Debtor does business;
(2) the execution and performance of the terms of this Agreement have been duly authorized, have received all necessary governmental approval, and will not violate any provision of law or order;
(3) other than previously disclosed to Secured Party, Debtor has not changed Debtor's name or principal place of business within the last 10 years and has not used any other trade or fictitious name; and
(4) Debtor does not and will not use any other name without Secured Party's prior written consent.

Debtor owns all of the Property, and Secured Party's claim to the Property is ahead of the claims of any other creditor, except as otherwise agreed and disclosed to Secured Party prior to any advance on the Secured Debts. The Property has not been used for any purpose that would violate any laws or subject the Property to forfeiture or seizure.

DUTIES TOWARD PROPERTY. Debtor will protect the Property and Secured Party's interest against any competing claim. Except as otherwise agreed, Debtor will keep the Property in Debtor's possession at the address indicated on page 1 of this Agreement. Debtor will keep the Property in good repair and use the Property only for purposes specified on page 1. Debtor will not use the Property in violation of any law and will pay all taxes and assessments levied or assessed against the Property. Secured Party has the right of reasonable access to inspect the Property, including the right to require Debtor to assemble and make the Property available to Secured Party. Debtor will immediately notify Secured Party of any loss or damage to the Property. Debtor will prepare and keep books, records, and accounts about the Property and Debtor's business, to which Debtor will allow Secured Party reasonable access.

Debtor will not sell, offer to sell, license, lease, or otherwise transfer or encumber the Property without Secured Party's prior written consent. Any disposition of the Property will violate Secured Party's rights, unless the Property is inventory sold in the ordinary course of business at fair market value. If the Property includes chattel paper or instruments, either as original collateral or as proceeds of the Property, Debtor will record Secured Party's interest on the face of the chattel paper or instruments.

If the Property includes accounts, Debtor will not settle any account for less than the full value, dispose of the accounts by assignment, or make any material change in the terms of any account without Secured Party's prior written consent. Debtor will collect all accounts in the ordinary course of business, unless otherwise required by Secured Party. Debtor will keep the proceeds of the accounts, and any goods returned to Debtor, in trust for Secured Party and will not commingle the proceeds or returned goods with any of Debtor's other property. Secured Party has the right to require Debtor to pay Secured Party the full price on any returned items. Secured Party may require account debtors to make payments under the accounts directly to Secured Party. Debtor will deliver the accounts to Secured Party at Secured Party's request. Debtor will give Secured Party all statements, reports, certificates, lists of account debtors (showing names, addresses, and amounts owing), invoices applicable to each account, and any other data pertaining to the accounts as Secured Party requests.

If the Property includes farm products, Debtor will provide Secured Party with a list of the buyers, commission merchants, and selling agents to or through whom Debtor may sell the farm products. Debtor authorizes Secured Party to notify any additional parties regarding Secured Party's interest in Debtor's farm products, unless prohibited by law. Debtor agrees to plant, cultivate, and harvest crops in due season. Debtor will be in default if any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetland to produce or to make possible the production of an agricultural commodity, further explained in 7 CFR Part 1940, Subpart G, Exhibit M.

If Debtor pledges the Property to Secured Party (delivers the Property into the possession or control of Secured Party or a designated third party), Debtor will, upon receipt, deliver any proceeds and products of the Property to Secured Party. Debtor will provide Secured Party with any notices, documents, financial statements, reports, and other information relating to the Property Debtor receives as the owner of the Property.

PERFECTION OF SECURITY INTEREST. Debtor authorizes Secured Party to file a financing statement covering the Property. Debtor will comply with, facilitate, and otherwise assist Secured Party in connection with obtaining possession or control over the Property for purposes of perfecting Secured Party's interest under the Uniform Commercial Code.

INSURANCE. Debtor agrees to keep the Property insured against the risks reasonably associated with the Property until the Property is released from this Agreement. Debtor will maintain this insurance in the amounts Secured Party requires. Debtor may choose the insurance company, subject to Secured Party's approval, which will not be unreasonably withheld. Debtor will have the insurance provider name Secured Party as loss payee on the insurance policy. Debtor will give Secured Party and the insurance provider immediate notice of any loss. Secured Party may apply the insurance proceeds toward the Secured Debts. Secured Party may require additional security as a condition of permitting any insurance proceeds to be used to repair or replace the Property. If Secured Party acquires the Property in damaged condition, Debtor's rights to any insurance policies and proceeds will pass to Secured Party to the extent of the Secured Debts. Debtor will immediately notify Secured Party of the cancellation or termination of insurance. If Debtor fails to keep the Property insured, or fails to provide Secured Party with proof of insurance, Secured Party may obtain insurance to protect Secured Party's interest in the Property. The insurance may include coverages not originally required of Debtor, may be written by a company other than one Debtor would choose, and may be written at a higher rate than Debtor could obtain if Debtor purchased the insurance.

AUTHORITY TO PERFORM. Debtor authorizes Secured Party to do anything Secured Party deems reasonably necessary to protect the Property and Secured Party's interest in the Property. If Debtor fails to perform any of Debtor's duties under this Agreement, Secured Party is authorized, without notice to Debtor, to perform the duties or cause them to be performed. These authorizations include, but are not limited to, permission to pay for the repair, maintenance, and preservation of the Property and take any action to realize the value of the Property. Secured Party's authority to perform for Debtor does not create an obligation to perform, and Secured Party's failure to perform will not preclude Secured Party from exercising any other rights under the law or this Agreement.

If Secured Party performs for Debtor, Secured Party will use reasonable care. Reasonable care will not include any steps necessary to preserve rights against prior parties or any duty to take action in connection with the management of the Property.

If Secured Party comes into possession of the Property, Secured Party will preserve and protect the Property to the extent required by law. Secured Party's duty of care with respect to the Property will be satisfied if Secured Party exercises reasonable care in the safekeeping of the Property or in the selection of a third party in possession of the Property.

Secured Party may enforce the obligations of an account debtor or other person obligated on the Property. Secured Party may exercise Debtor's rights with respect to the account debtor's or other person's obligations to make payment or otherwise render performance to Debtor, and enforce any security interest that secures such obligations.

PURCHASE MONEY SECURITY INTEREST. If the Property includes items purchased with the Secured Debts, the Property purchased with the Secured Debts will remain subject to Secured Party's security interest until the Secured Debts are paid in full. Payments on any non-purchase money loan also secured by this Agreement will not be applied to the purchase money loan. Payments on the purchase money loan will be applied first to the non-purchase money portion of the loan, if any, and then to the purchase money portion in the order in which the purchase money Property was acquired. If the purchase money Property was acquired at the same time, payments will be applied in the order Secured Party selects. No security interest will be terminated by application of this formula.

DEFAULT. Debtor will be in default if:

(1) Debtor (or Borrower, if not the same) fails to make a payment in full when due;
(2) Debtor fails to perform any condition or keep any covenant on this or any debt or agreement Debtor has with Secured Party;
(3) a default occurs under the terms of any instrument or agreement evidencing or pertaining to the Secured Debts;
(4) anything else happens that either causes Secured Party to reasonably believe that Secured Party will have difficulty in collecting the Secured Debts or significantly impairs the value of the Property.

REMEDIES. After Debtor defaults, and after Secured Party gives any legally required notice and opportunity to cure the default, Secured Party may at Secured Party's option do any one or more of the following:

(1) make all or any part of the Secured Debts immediately due and accrue interest at the highest post-maturity interest rate;
(2) require Debtor to gather the Property and make it available to Secured Party in a reasonable fashion;
(3) enter upon Debtor's premises and take possession of all or any part of Debtor's property for purposes of preserving the Property or its value and use and operate Debtor's property to protect Secured Party's interest, all without payment or compensation to Debtor;
(4) use any remedy allowed by state or federal law, or provided in any agreement evidencing or pertaining to the Secured Debts.

If Secured Party repossesses the Property or enforces the obligations of an account debtor, Secured Party may keep or dispose of the Property as provided by law. Secured Party will apply the proceeds of any collection or disposition first to Secured Party's expenses of enforcement, which includes reasonable attorneys' fees and legal expenses to the extent not prohibited by law, and then to the Secured Debts. Debtor (or Borrower, if not the same) will be liable for the deficiency, if any.

By choosing any one or more of these remedies, Secured Party does not give up the right to use any other remedy. Secured Party does not waive a default by not using a remedy.

WAIVER. Debtor waives all claims for damages caused by Secured Party's acts or omissions where Secured Party acts in good faith.

NOTICE AND ADDITIONAL DOCUMENTS. Where notice is required, Debtor agrees that 10 days prior written notice will be reasonable notice to Debtor under the Uniform Commercial Code. Notice to one party is notice to all parties. Debtor agrees to sign, deliver, and file any additional documents and certifications Secured Party considers necessary to perfect, continue, or preserve Debtor's obligations under this Agreement and to confirm Secured Party's lien status on the Property.

EPIEN MEDICAL, INC. AND EUGENE F. KLOECKNER 10225 YELLOW CIRCLE DRIVE, SUITE 105 MINNETONKA, MN 55343 BORROWER'S NAME AND ADDRESS "I", "me" and "my" means each borrower above, together and separately.	VOYAGER BANK 775 PRAIRIE CENTER DRIVE EDEN PRAIRIE, MN 55344 LENDER'S NAME AND ADDRESS "You" and "your" means the lender, its successors and assigns.	Loan Number 10042080 Date 10-01-2006 Maturity Date 10-01-2007 Loan Amount $ 1,250,000.00 Renewal Of 10042080

I promise to pay you, at your address listed above, the PRINCIPAL sum of one million two hundred fifty thousand and no/100 Dollars $ 1,250,000.00

☐ Single Advance: I will receive all of the loan amount on ______________. There will be no additional advances under this note.

☒ Multiple Advance: The loan amount shown above is the maximum amount I can borrow under this note. On 10-01-2006 I will receive $ 899,644.80 and future principal advances are permitted.

Conditions: The conditions for future advances are SUBJECT TO A LINE OF CREDIT AGREEMENT DATED OCTOBER 1, 2006 AND LOAN AGREEMENT DATED OCTOBER 1, 2006.

☒ Open End Credit: You and I agree that I may borrow up to the maximum amount more than one time. All other conditions of this note apply to this feature. This feature expires on 10/01/2007.

☐ Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from 10-01-2006 at the rate of 8.250 % per year until 10-01-2006.

☒ Variable Rate: This rate may then change as stated below.

☒ Index Rate: The future rate will be equal to the following index rate: the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks known as the Wall Street Journal Prime Rate. The result of this calculation will be rounded to the nearest 0.010

☐ No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.

☒ Frequency and Timing: The rate on this note may change as often as every day beginning 10-01-2006.

A change in the interest rate will take effect On the same day

☐ Limitations: During the term of this loan, the applicable annual interest rate will not be more than ______ % or less than ______ %. The rate may not change more than ______ % each ______.

Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

☒ The amount of each scheduled payment will change. ☒ The amount of the final payment will change.

☐ ______________

ACCRUAL METHOD: You will calculate interest on a Actual/360 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

☒ on the same fixed or variable rate basis in effect before maturity (as indicated above).

☐ at a rate equal to ______________

☒ LATE CHARGE: If I make a payment more than 10 days after it is due, I agree to pay a late charge of 5.000% of the late amount

☐ ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which ☐ are ☐ are not included in the principal amount above:

☐ Authority: The interest rate and other charges for this loan are authorized by ______________

PAYMENTS: I agree to pay this note as follows:

Monthly payments of accrued interest calculated on the amount of credit outstanding beginning on December 1, 2006 and principal due on October 1, 2007.

ADDITIONAL TERMS:

☒ SECURITY: This note is separately secured by (describe separate document by type and date): COLLATERAL PLEDGE DATE OCTOBER 1, 2006 AND SECURITY AGREEMENT DATED OCTOBER 28, 2005

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

Signature for Lender

CARL P. HENNEN, SENIOR VICE PRESIDENT

PURPOSE: The purpose of this loan is WORKING CAPITAL/REFINANCE

SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today's date.

EPIEN MEDICAL, INC. AND EUGENE F. KLOECKNER

REGINALD DUPRE, PRESIDENT

EUGENE F. KLOECKNER, INDIVIDUAL

VOYAGER
BANK

November 2, 2006

Eugene F. Kloeckner
7475 E. Gainly Ranch Rd, No. 30
Scottsdale, AZ 85258

Dear Eugene:

This letter sets forth our agreement in connection with the $3,600,000 loan from Voyager Bank (the "Lender") to you, IntE-grated Solutions & Consulting, LLC Michele Perpich and Mark I. DeTorre and the $250,000 loan from the Lender to you and EPIEN Medical, Inc. (the "Loans"), each secured by marketable securities pledged by you (the "Collateral"). We have agreed that at all times during the term of the Loan (including any renewals, extensions and changes thereto) that the value of the Collateral (as reasonably determined by the Lender from time to time) shall be no less than $3,000,000. Should the value of the Collateral at any time not exceed $3,000,000, you shall, within ten (10) days following notice to you from the Lender, deliver to and grant to the Lender a security interest in additional marketable securities and/or cash so that the value of the Collateral shall exceed $3,000,000.

Failure to pledge additional Collateral shall constitute an event of default under the Loan whereupon the Lender may exercise any or all of its remedies under the Loan and available at law and equity.

All of the terms and conditions of this letter agreement shall apply to any additional Collateral pledged to the Lender from time to time.

Please acknowledge your agreement with the above by signing where indicated below.

Very truly yours,
VOYAGER BANK

By: [signature] Schwarck
Title: VP

Agreed to and accepted this ___ day of November, 2006.

[signature]
Eugene F. Kloeckner

EPIEN MEDICAL, INC. AND EUGENE F. KLOECKNER 10226 YELLOW CIRCLE DRIVE, SUITE 106 MINNETONKA, MN 55343 BORROWER'S NAME AND ADDRESS "I" includes each borrower above, jointly and severally.	VOYAGER BANK 775 PRAIRIE CENTER DRIVE EDEN PRAIRIE, MN 55344 LENDER'S NAME AND ADDRESS "You" means the lender, its successors and assigns.	Line of Credit No. 10042080 Date 10-01-2006 Max. Credit Amt. 1,250,000.00 Loan Ref. No. 10042080

You have extended to me a line of credit in the
AMOUNT of one million two hundred fifty thousand and no/100 $ 1,250,000.00.
You will make loans to me from time to time until 2:00 p.m. on 10-01-2007. Although the line of credit expires on that date, I will remain obligated to perform all my duties under this agreement so long as I owe you any money advanced according to the terms of this agreement, as evidenced by any note or notes I have signed promising to repay these amounts.

This line of credit is an agreement between you and me. It is not intended that any third party receive any benefit from this agreement, whether by direct payment, reliance for future payment or in any other manner. This agreement is not a letter of credit.

1. AMOUNT: This line of credit is:

[X] OBLIGATORY: You may not refuse to make a loan to me under this line of credit unless one of the following occurs:
a. I have borrowed the maximum amount available to me;
b. This line of credit has expired;
c. I have defaulted on the note (or notes) which show my indebtedness under this line of credit;
d. I have violated any term of this line of credit or any note or other agreement entered into in connection with this line of credit;
e. THE LENDER DETERMINES IN GOOD FAITH THAT THE PROSPECTS OF TIMELY REPAYMENT OF THE BORROWER'S INDEBTEDNESS TO THE LENDER ARE IMPAIRED OR THAT THE CONDITION OF THE BORROWER HAS MATERIALLY ADVERSELY CHANGED.

[ ] DISCRETIONARY: You may refuse to make a loan to me under this line of credit once the aggregate outstanding advances equal or exceed ______ $ ______.

Subject to the obligatory or discretionary limitations above, this line of credit is:

[X] OPEN-END (Business or Agricultural only): I may borrow up to the maximum amount of principal more than one time.
[ ] CLOSED-END: I may borrow up to the maximum only one time.

2. PROMISSORY NOTE: I will repay any advances made according to this line of credit agreement as set out in the promissory note, I signed on 10-01-2006, or any note(s) I sign at a later time which represent advances under this agreement. The note(s) set(s) out the terms relating to maturity, interest rate, repayment and advances. If indicated on the promissory note, the advances will be made as follows: UPON REQUEST

3. RELATED DOCUMENTS: I have signed the following documents in connection with this line of credit and note(s) entered into in accordance with this line of credit:

[X] security agreement dated 10-28-2005
[ ] mortgage dated ______
[ ] guaranty dated ______
[X] COLLATERAL PLEDGE DATED OCTOBER 1, 2006
[X] CONTROL AGREEMENT DATED JANUARY 24, 2006
[X] LOAN AGREEMENT DATED OCTOBER 1, 2006

4. REMEDIES: If I am in default on the note(s) you may:
a. take any action as provided in the related documents;
b. without notice to me, terminate this line of credit.

By selecting any of these remedies you do not give up your right to later use any other remedy. By deciding not to use any remedy should I default, you do not waive your right to later consider the event a default, if it happens again.

5. COSTS AND FEES: If you hire an attorney to enforce this agreement I will pay your reasonable attorney's fees, where permitted by law. I will also pay your court costs and costs of collection, where permitted by law.

6. COVENANTS: For as long as this line of credit is in effect or I owe you money for advances made in accordance with the line of credit, I will do the following:
a. maintain books and records of my operations relating to the need for this line of credit;
b. permit you or any of your representatives to inspect and/or copy these records;
c. provide to you any documentation requested by you which support the reason for making any advance under this line of credit;
d. permit you to make any advance payable to the seller (or seller and me) of any items being purchased with that advance;
e. ______

7. NOTICES: All notices or other correspondence with me should be sent to my address stated above. The notice or correspondence shall be effective when deposited in the mail, first class, or delivered to me in person.

8. MISCELLANEOUS: This line of credit may not be changed except by a written agreement signed by you and me. The law of the state in which you are located will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation.

FOR THE LENDER

CARL P. HENNEN
Title SENIOR VICE PRESIDENT

SIGNATURES: I AGREE TO THE TERMS OF THIS LINE OF CREDIT. I HAVE RECEIVED A COPY ON TODAY'S DATE.

REGINALD DUPRE, PRESIDENT

EUGENE F. KLOECKNER, INDIVIDUAL

LOAN AGREEMENT

This Loan Agreement (the "**Agreement**") is made this 1st day of October 2006 by and between EPIEN Medical, Inc., a Minnesota Corporation and Eugene F. Kloeckner, an Individual (the "**Borrower**") and Voyager Bank, a Minnesota banking corporation (the "**Lender**").

RECITALS:

The Lender has made one or more loans to the Borrower and may, in the future, make additional loans to the Borrower. All of such loans (including any extensions, renewals, modifications or amendments) are collectively referred to in this Agreement as the "**Credit Facility.**" All documents and instruments related to the Credit Facility (including, without limitation, all promissory notes, security agreements and guaranties) are collectively referred to in this Agreement as the "**Credit Documents.**"

AGREEMENT:

In consideration of the Credit Facility and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender agree as follows:

1. DEFINITIONS: For purposes of the Agreement, the following terms shall have the following meanings:

   1.1. "**Current Assets**" means the aggregate amount of assets of the Borrower, which in accordance with GAAP, may be properly classified as current assets, but excluding prepaid expenses and accounts receivable from employees and affiliates of the Borrower.

   1.2. "**Current Liabilities**" means all items which, in accordance with GAAP, may be properly classified as current liabilities, and shall include accounts payable to employees and affiliates of the Borrower.

   1.3. "**Debt**" means all items of indebtedness or liability which, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet as of the date on which Debt is to be determined, including any indebtedness owed to an affiliate of the Borrower, but excluding any indebtedness specifically subordinated to the Credit Facility.

   1.4. "**GAAP**" shall mean generally accepted accounting principles in the United States in effect from time to time.

   1.5. "**Lien**" shall mean any security interest, mortgage, pledge, lien, claim on property, charge, or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof, and the filing of or agreement to give any financial statement under the Uniform Commercial Code of any jurisdiction.

   1.6. "**Tangible Net Worth**" means, at the date of determination, the total of all assets appearing on a balance sheet of the Borrower, prepared in accordance with GAAP, deducting all proper reserves (including reserves for depreciation, obsolescence and amortization) <u>minus</u> all Debt. Tangible Net Worth shall <u>exclude</u>: (a) goodwill, trademarks, trade names, service marks, copyrights, patents, licenses, organization expenses and other similar intangibles; (b) all deferred charges or

unamortized debt discount; (c) any treasury stock; (d) securities that are not readily marketable; and (e) amounts due to the Borrower determined by the Lender to be an intangible asset.

1.7. "**Working Capital**" means the excess of Current Assets over Current Liabilities.

2. GENERAL REPRESENTATIONS, WARRANTS AND CONVENANTS: In addition to any representations, warranties and covenants in the Credit Documents, the Borrower represents, warrants and covenants to the Lender that:

2.1. The Borrower is a **Corporation** and an **Individual** and is duly organized and in good standing under the laws of the State of Minnesota.

2.2. All of the financial statements, certificates, and other information that the Borrower and any guarantor of the Credit Facility have furnished and will furnish to the Lender are and will be true, accurate and complete. There has not been any material adverse change in the Borrower's or any guarantor's financial condition since the dates of the last financial statements furnished to the Lender. There is no claim, litigation, proceeding, investigation, judgment or order that could involve the payment by the Borrower or any guarantor of $25,000 or more.

2.3. Without the Lender's prior written consent, the Borrower will not merge, consolidate, dissolve, liquidate, restructure, sell any substantial part of its property, or permit its existence to terminate or its business to be closed.

2.4. The Borrower and each guarantor that is not a natural person will keep accurate books and records of their respective finances, business and property in accordance with GAAP. During normal business hours, Lender's representatives may examine the Borrower's books, records and property, and discuss the same with any of Lender's representatives and employees and with any guarantor.

2.5. The Borrower and each guarantor shall promptly furnish the Lender with financial statements and other information that the Lender reasonably requests from time to time, all in form and substance acceptable to the Lender.

2.6. The Borrower and each guarantor have filed, and will file, all required tax returns when due, and have paid, and will continue to pay, all required state, federal and local taxes, fees and assessments when due.

2.7. The Borrower and each guarantor that is not a natural person has complied and will comply with all funding and other requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and all other applicable laws. The Borrower does not and will not have any liability under ERISA including, but not limited to, any existing or potential withdrawal liability from any employee benefit plan.

2.8. The Borrower will keep all of its property in good condition and will pay when due all rental, mortgage and other payments on such property.

2.9. The Borrower will maintain insurance on its business and property in such amounts and with such coverage as is reasonably acceptable to the Lender. At the Lender's request from time to time, the

Borrower will furnish the Lender with proof of such insurance in form and substance acceptable to the Lender.

2.10. The Borrower shall immediately notify the Lender if: (i) an event of default occurs under any of the Credit Documents, (ii) any litigation or other proceeding is commenced against the Borrower or any guarantor that could have a material adverse effect on the Borrower or any guarantor, or (iii) there is a material change in the Borrower's management.

3. REPORTING COVENANTS: At all times during which any Credit Facility is outstanding or committed, the Borrower shall deliver to the Lender:

3.1. ☒ ANNUAL FINANCIAL STATEMENTS: Within 120 days after the end of each fiscal year of the Borrower, the Borrower's annual Audited financial statements for such year prepared by independent certified public accountants acceptable to the Lender. Within 120 days after the end of each fiscal year of the any guarantor of the Credit Facility that is not a natural person, such guarantor's annual Audited financial statements for such year prepared by independent certified public accountants acceptable to the Lender.

3.2. ☒ ANNUAL TAX RETURNS: Within 15 days after filing, Eugene F. Kloeckner shall provide to the Lender complete copies of their respective federal income tax returns, including all schedules and K-1 statements. If an extension of time for filing has been filed, a copy of such filing shall be provided to the Lender.

3.3. ☐ INTERIM FINANCIAL STATEMENTS: Within ________ days after the end of each __________, the Borrower's interim financial statements for such __________.

3.4. ☐ OTHER REPORTS: Within __________ days after the end of each ________, the following information about the Borrower as of the end of such __________ certified by an officer of the Borrower: ☐ Borrowing Base Certificate; ☐ Aging of Accounts Receivable; ☐ Aging of Accounts Payable; ☐ Covenant Compliance Certificate

3.5. ☒ PERSONAL FINANCIAL INFORMATION: At least once every 12 months and as otherwise required by the Lender, the current personal financial statement of Eugene F. Kloeckner, in a form acceptable to the Lender.

3.6. ☒ Within 10 days of the Lender's request thereof, such other information about the financial condition, business or property of the Borrower as the Lender may from time to time request.

4. FINANCIAL COVENANTS. At all times during which any Credit Facility is outstanding or committed:

4.1. ☐ TANGIBLE NET WORTH: The Borrower shall maintain at the end of each month its Tangible Net Worth at not less than $0.00.

4.2. ☐ DEBT TO TANGIBLE NET WORTH: At the end of each month the Borrower's Debt to Tangible Net Worth ratio will not exceed Number to 1.

4.3. ☐ CURRENT RATIO: At the end of each month, the Borrower will maintain a ratio of Current Assets to Current Liabilities of not less than Number to 1.

4.4. ☐ WORKING CAPITAL: At the end of each month, the Borrower will maintain Working Capital of not less than $0.00.

4.5. ☐ PROFITABILITY: The Borrower shall earn a pre-tax net profit (excluding the amount of any extraordinary gain) of at least $0.00 for its fiscal year ending .

4.6. ☐ CAPTIAL EXPENDITURES: The Borrower will not make capital expenditures in excess of $0.00 in the aggregate during any fiscal year without the Lender's prior written consent.

4.7. ☐ DEBT SERVICE COVERAGE: The borrower will maintain a debt service coverage ratio of not less than 0 time to 1, calculated as (Net Income before Taxes + Interest Expense + Depreciation – Distributions and Dividends) to (Total Principal plus Interest Payments). This ratio is to be calculated based on each year's annual financial statements.

4.8. OTHER: ☒ On a monthly basis, a copy of the brokerage statement for the account taken as collateral for the loan must be provided. A minimum of $3,000,000.00 must be maintained in this account. ☐

5. OTHER COVENANTS:

5.1. ☐ DEPOSITORY RELATIONSHIP. The Borrower shall maintain its primary depository account relationship with the Lender.

5.2. ☐ NO ACQUISITIONS. The Borrower shall not purchase or acquire all or substantially all of the assets or ownership interest of any entity, without the prior written consent of the Lender.

5.3. ☐ DIVIDENDS AND DISTRIBUTIONS. The Borrower shall not declare or pay any dividends or distributions upon its shares of stock, membership interests or partnership interests now or hereafter outstanding or make any distribution of assets to its owners as such, whether in cash, property or securities *[except dividends or distributions in an amount less than or equal to the combined federal, state and local income tax liability of the owners of the Borrower resulting from such owners' ownership interest in the Borrower]*.

5.4. ☐ OTHER LIENS. The Borrower will not create, incur, assume, or suffer to exist, any Lien upon any of its other property and assets except:

5.4.1. Liens in favor of the Lender;

5.4.2. Liens or charges for current taxes, assessments, or other governmental charges that are not delinquent or that remain payable without penalty, or the validity of which are contested in good faith by appropriate proceedings, provided the Borrower shall have set aside on its books and shall maintain adequate reserves for payment in conformity with GAAP;

5.4.3. Liens, deposits, or pledges made to secure statutory obligations, surety, or appeal bonds, or bonds for the release of attachments or for stay of execution, or to secure the performance of

bids, tenders, contracts (other than for the payment of borrowed money), leases, or for purposes of like general nature in the ordinary course of the Borrower's business; and

5.4.4. Purchase money security interests for property hereafter acquired, conditional sale agreements, or other title retention agreements, with respect to property hereafter acquired; provided, however, that no such security interest or agreement shall extend to any property other than the property acquired.

5.5. ☐ OTHER INDEBTEDNESS. The Borrower shall not create, incur, assume, permit to exist or otherwise become or be liable for of any Debt except:

5.5.1. The Debt created by the Credit Facility;

5.5.2. Trade debt incurred in the ordinary course of business and outstanding less than _____ days after the same has become due and payable or that is being contested in good faith, provided provision is made to the satisfaction of the Lender for the eventual payment thereof in the event it is found that such contested trade debt is payable by the Borrower;

5.5.3. Indebtedness secured by Liens permitted under this Agreement;

5.5.4. Debt specifically subordinated to the indebtedness created by the Credit Facility; and

5.5.5. ____

5.6. ☐ OWNERSHIP. ______________________ shall at all times own ___% or more of the outstanding ownership interest in the Borrower.

5.7. ☐ MANAGEMENT. ____________________ shall at all times serve as the ____________________ of the Borrower.

5.8. ☐ MAXIMUM AMOUT OF CREDIT FACILITY. The Borrower shall at no time permit the outstanding amount of the Credit Facility (with the exception of ____________________________) to exceed the sum of ____% of Eligible Accounts Receivable plus ____% of Eligible Inventory.

For purposes of this section, "Eligible Accounts Receivable" shall mean accounts receivable of the Borrower excluding: (i) any account receivable which is not paid in full within ninety (90) days; (ii) any account receivable owed to the Borrower by any officer, director or shareholder of the Borrower or any entity wholly or partly owned or controlled, directly or indirectly, by the Borrower or any officer, director or shareholder of the Borrower; (iii) any account receivable owed by any person or entity with its residence or primary place of business located outside of the United States of America; (iv) any account receivable owed by an person or entity as to whom a petition in bankruptcy or other application for relief is filed under any bankruptcy, reorganization, receivership, moratorium, insolvency or similar law; (v) any account receivable owed by any person if 10% or more of the accounts receivable owed by such person to the Borrower are considered ineligible; (vi) any account receivable as to which the account debtor or other obligor disputes liability or makes any claim; (vii) any contra account; and (viii) any account receivable in which the Lender does not have a perfected security interest constituting a first lien.

For purposes of this section, "Eligible Inventory" shall mean the lesser of the cost or fair market value of inventory of the Borrower computed on a first-in, first-out basis in accordance with GAAP excluding: (i) any inventory which does not constitute finished goods; (ii) any inventory which does not meet all then current standards imposed by any governmental agency; (iii) any inventory which is obsolete or which is not usable by the Borrower in the normal course of its business; (iv) any inventory which is on consignment to or from any other person, or which has been sold or otherwise delivered, transferred or conveyed to any other person, or which is subject to any bailment or lease; (v) any inventory which is not held for sale by the Borrower in the normal course of its business, or which is not saleable by the Borrower in the normal course of its business; and (vi) any inventory in which the Lender does not have a perfected security interest constituting a first lien.

6. DEFAULT: If the Borrower fails to comply with any provision of this Agreement, such failure shall constitute an event of default under the Credit Documents including, without limitation, all promissory notes in favor of the Lender.

7. EXPENSES: The Borrower agrees to pay all of the Lender's fees, costs and expenses in connection with the preparation, execution, interpretation, amendment and enforcement of the Credit Documents and the Credit Facility, including but not limited to audit and appraisal fees and expenses, fees and expenses of environmental firms, and reasonable attorney's fees, expenses and court costs.

8. ASSIGNMENT: The Lender may grant participations and assign any of its rights and remedies in connection with the Credit Documents and the Credit Facility. This Agreement binds and benefits the Lender and the Borrower and their respective representatives, successors and assigns, except that the Borrower may not assign any of its rights or obligations under this Agreement without the Lender's prior written consent which consent may be withheld in the Lender's sole discretion, and any assignment in violation of this provision shall be null and void.

9. MISCELLANEOUS: If the Borrower consists of two or more parties, all such parties shall be jointly and severally liable to the Lender under this Loan Agreement. No provision of this Loan Agreement may be amended or modified in any way, except in writing signed by the Borrower and Lender. If any provision of the Credit Documents is illegal, invalid or unenforceable, all other provisions of the Credit Documents will continue to be legal, valid and enforceable in all respects. Minnesota law governs this Agreement.

EPIEN Medical, Inc., Eugene F. Kloeckner

Reginald Dupre, President / Chairman

Eugene F. Kloeckner, Individual

VOYAGER BANK

Carl Hennen, Senior Vice President